Exhibit 99.1

Deloitte & Touche LLP
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Sabey Data Center Properties LLC 12201 Tukwila International Blvd, Fourth Floor Seattle, Washington 98168

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2025-1, Class A-2. Sabey Data Center Properties LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Wholesale Lease Statistical Data File and communicated differences prior to being provided the final Wholesale Lease Statistical Data File which were subjected to the procedures described below.

Agreed-Upon Procedures

On December 9, 2024, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Full Service Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business December 1, 2024, with respect to 73 Full Service Lease data center leases. At the Company’s instruction, we randomly selected 15 full service data center leases (the “Sample Full Service Leases”) from the Full Service Lease Statistical Data File.

Further, on January 3, 2025, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Wholesale Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business December 1, 2024, with respect to (i) 126 data center leases (collectively, the “Securitized Leases”) and (ii) 11 data center leases (the “Non-Securitized Leases” and, together with the Securitized Leases and Sample Full Service Leases, the “Selected Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Selected Leases as applicable, relating to the tenant lease characteristics (the “Characteristics”) set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, and indicated below.

Characteristics

1.  Tenant ID (for informational purposes only)

2.  Tenant name*

3.  Region*

4.  Critical load power (CLP)/kw leased*

5.  Square feet leased**

6.  Current Rent per kw per month

7.  Base rent amount

8.  Additional base rent amount (if applicable)*

9.  Lease expiration date

10.  Total number of payments*

11.  Lease payment frequency*

12.  Next escalation date (month and day only)*

13.  Escalator frequency*

14.  Escalator rate*

15.  Renewal options remaining

16.  Length of renewal options*

17.  Ultimate parent of customer/corporate guarantor*

18.  Lease start date*

19.  Lessee guarantor credit rating

*	For Non-Securitized Leases and Sample Full Service Leases only
**	For Non-Securitized Leases identified as “NNN” Wholesale Lease Statistical Data File.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on January 15, 2025. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the Selected Leases indicated in Appendix A, we compared the ramp schedule set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning December 1, 2024 through the related lease expiration date (as determined above), and found it to be in agreement; and

•

for the Selected Leases indicated in Appendix B, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning December 1, 2024 through the related lease expiration date (as determined above), and found it to be in agreement;

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Deloitte Touche Tohmatsu Limited

•

for the Selected Leases indicated in Appendix C, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning December 1, 2024 through the related lease expiration date (as determined above), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Lease Documents, except as indicated in Appendix D. Supplemental information is contained in Appendix E.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 22, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 22, 2025.

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID

1	43	152	234
2	44	153	235
3	45	155	237
4	46	158	238
6	48	160	240
7	53	162	241
8	74	163	244
9	76	168	246
10	78	169	248
11	86	170	249
13	89	175	250
14	97	178	251
15	102	179	252
16	103	180	254
17	105	181	255
18	106	183	256
20	109	184	257
21	110	185	258
22	111	187	259
24	112	188	260
25	120	193	261
26	122	197	263
27	123	214	264
28	124	221	265
29	127	222	267
33	133	224	268
34	137	225	269
35	138	226	270
36	139	227	271
37	140	228	273
38	141	230	274
39	145	231
40	146	232
42	149	233

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 22, 2025.

In applying our agreed-upon procedures as outlined above, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID

1	42	145	228
2	43	146	230
3	44	147	231
4	45	149	232
6	46	151	233
7	48	152	234
8	50	153	235
9	53	155	238
10	59	158	240
11	67	160	241
13	68	162	244
14	71	168	246
15	86	169	248
16	102	170	250
17	103	175	251
18	105	176	252
20	106	179	255
21	109	180	256
22	110	181	257
24	111	183	258
25	111	184	259
26	112	184	260
27	113	185	261
27	120	187	263
28	122	188	264
29	123	193	265
33	124	207	268
34	127	212	269
35	131	214	270
35	132	222	271
36	133	224	273
37	137	225	274
38	138	225
39	139	226
40	140	227

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 22, 2025.

In applying our agreed-upon procedures as outlined above, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1
3
9
14
18
25
29
34
38
43
46
48
59
67
68
86
109
120
168
185
187
227
271
274

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 22, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences for current rent per kw per month.
2	Two differences for base rent amount.
3	One difference for total number of payments.
4	One difference for next escalation date.
5	One difference for escalator frequency.
6	One difference for renewal options remaining.
7	One difference for length of renewal options.
8	One difference for lease start date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 22, 2025

Supplemental Information Related to the Findings Set Forth on Appendix E

Exception Description Number	Selected Lease Tenant ID	Characteristic	Characteristic set forth on the Full Service Lease Statistical Data File	Characteristic set forth on the Lease Documents
1	267	Current rent per kw per month	$240.00	$247.20
1	89	Current rent per kw per month	$292.63	$301.41
2	267	Base rent amount	$1,200.00	$1,236.00
2	89	Base rent amount	$7,315.81	$7,535.28
3	221	Total number of payments	32	27
4	89	Next escalation date	4/1	3/1
5	141	Escalator frequency	Not provided	Yearly
6	141	Renewal options remaining	1	0
7	141	Length of renewal options	60 months	N/A
8	221	Lease start date	1-Dec-23	1-May-24